UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2014
TIM HORTONS INC. (Exact name of registrant as specified in its charter)
Canada (State of incorporation)	001-32843 (Commission File Number)	98-0641955 (I.R.S. Employer Identification No.)
874 Sinclair Road, Oakville ON, Canada (Address of principal executive offices)	L6K 2Y1 (Zip Code)
(905) 845-6511 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Certain executive officers of Tim Hortons Inc. (the "Company") have been required to take on a substantial incremental workload, in addition to the underlying accountabilities and responsibilities of their respective positions, as a result of the transaction between the Company and Burger King Worldwide, Inc. ("Burger King Worldwide").  The first proposal was received by the Company in late March 2014, and the transaction continued into December 2014, extending through a substantial portion of the year.  During this period, these executive officers successfully led their respective teams to deliver strong Company results, and they each met or exceeded individual performance objectives for the year, which were unrelated to the transaction.
In light of this extraordinary performance and substantially increased workload, the Human Resource and Compensation Committee ("Committee") of the Company's Board of Directors (the "Board"), by final action taken on December 5, 2014, awarded a discretionary bonus under the Company's Executive Annual Performance Plan to Ms. Cynthia Devine, the Company's Chief Financial Officer, in the amount of C$500,000.  The Committee also recommended to the Board, and the Board approved, through final action taken on December 5, 2014, a discretionary bonus in the amount of C$1,000,000 for Mr. Marc Caira, President and CEO of the Company.  In making each of these determinations, the Committee reviewed actual Company financial performance through the third quarter of 2014, and forecasted Company performance through the end of 2014, as well as market practice and market data prepared by its compensation consultant.  Based on this information, the Committee determined that the amounts awarded to the executive officers, and proposed to the Board for Mr. Caira, reflected the strong Company performance that was achieved by these officers while they were concurrently responsible for the transaction, were within the range of market data for bonuses awarded in similar circumstances, and reflected the significant contributions of each executive officer relative to each other, as well as other employees the Company.
Also by final action on December 5, 2014, Mr. Frank Iacobucci, Lead Director of the Board, was awarded a special recognition bonus in the amount of C$100,000.  This award was made in recognition of his key Board leadership role as Lead Director, having successfully guided the Board and its committees through a number of significant matters over his tenure, most notably of late, his workload and contributions in furtherance of the arrangement agreement with Burger King Worldwide and the significant, related Board and management activities.

Item 8.01             Other Events.
The information set forth in Item 5.02 is incorporated by reference into this Item 8.01.
Forward-Looking Statements
This report includes forward-looking statements, which constitute forward-looking information within the meaning of Canadian securities laws and forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  These forward-looking statements are often identified by the words "may," "might," "believes," "thinks," "anticipates," "plans," "expects," "intends" or similar expressions and include statements regarding (1) expectations regarding whether a transaction will be consummated, including whether conditions to the consummation of the transactions will be satisfied, or the timing for completing the transactions, (2) expectations for the effects of the transactions or the ability of the new company to successfully achieve business objectives, including integrating the companies or the effects of unexpected costs, liabilities or delays, and (3) expectations for other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. These forward-looking statements may be affected by risks and uncertainties in the business of Burger King Worldwide and Tim Hortons and market conditions and are based on numerous assumptions which may prove incorrect and which could cause actual results or events to differ materially from the forward-looking statements. Such assumptions include, but are not limited to, the assumptions set forth in this report, as well as (a) that the transactions will be completed in accordance with the terms and conditions of the arrangement agreement and plan of merger and on the timelines contemplated by the parties thereto, (b) that court, shareholder and stock exchange approvals will be obtained on the basis and timelines anticipated by the parties, (c) that the securities of 9060669 Canada Inc. ("Holdings") and New Red Canada Limited Partnership ("Partnership") will be approved for listing on the New York Stock Exchange and/or the Toronto Stock Exchange, as applicable, and (d) that the other conditions to the closing of the transactions will be satisfied.
These forward-looking statements may be affected by risks and uncertainties in the business of Burger King Worldwide and Tim Hortons and market conditions, including that the assumptions upon which the forward-looking statements in this report are based may be incorrect in whole or in part. These forward-looking statements are qualified in their entirety by cautionary statements and risk factor disclosure contained in filings made by Burger King Worldwide and Tim Hortons with the U.S. Securities and Exchange Commission, including Burger King Worldwide's annual report on Form 10-K for the year ended December 31, 2013 and Tim Hortons annual report on Form 10-K for the year ended December 29, 2013. Both Burger King Worldwide and Tim Hortons wish to caution readers that certain important factors may have affected and could in the future affect their actual results and could cause their actual results for subsequent periods to differ materially from those expressed in or implied by any forward-looking statement made by or on behalf of Burger King Worldwide or Tim Hortons, including that transactions may not be consummated on the timelines anticipated by Burger King Worldwide and Tim Hortons or at all. Except as required by law, neither Burger King Worldwide nor Tim Hortons undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date hereof.
Additional Information and Where to Find It
This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transactions, Holdings and Partnership filed with the SEC a Registration Statement on Form S-4, which includes a joint information statement/circular of Burger King Worldwide and Tim Hortons and that also constitutes a prospectus of Holdings and Partnership in connection with the proposed transactions.  The Registration Statement was declared effective by the SEC on November 5, 2014.  The joint information statement/circular has also been filed with the Canadian securities regulators and was mailed to holders of Tim Hortons common shares on or about November 6, 2014. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT INFORMATION STATEMENT/CIRCULAR AND ALL OTHER RELEVANT DOCUMENTS , BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TIM HORTONS, BURGER KING WORLDWIDE, HOLDINGS, PARTNERSHIP AND THE PROPOSED TRANSACTION. Investors and security holders are able to obtain these materials  and other documents filed with the SEC and the Canadian securities regulators free of charge at the SEC's website, www.sec.gov and at the System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com. In addition, a copy of the joint information statement/circular may be obtained free of charge from Tim Hortons' internet website for investors www.timhortons-invest.com, or from Burger King Worldwide's investor relations website at http://investor.bk.com. Investors and security holders may also read and copy any reports, statements and other information filed by Tim Hortons or Burger King Worldwide, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room.
Certain Information Regarding Participants
Tim Hortons, Burger King Worldwide, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information regarding Tim Hortons directors and executive officers is available in its management proxy circular filed by Tim Hortons on the SEDAR website maintained by the Canadian Securities Administrators at http://www.sedar.com on March 21, 2014 in connection with its 2014 annual meeting of shareholders, and information regarding Burger King Worldwide's directors and executive officers is available in its proxy statement filed with the SEC by Burger King Worldwide on April 2, 2014 in connection with its 2014 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint information statement/circular and other relevant materials filed, or to be filed, with the SEC and the Canadian securities regulators.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.

Date: December 8, 2014	By:	/s/ Jill E. Sutton
Jill E. Sutton Executive Vice President, General Counsel and Secretary